UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        July 20, 2011

Syms Corp
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Syms Way, Secaucus, New Jersey		07094
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(201) 902-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 20, 2011, the Company issued a press release announcing that its Board of Directors has engaged the services of Cushman & Wakefield, the global commercial real estate advisory firm, to work with Rothschild and advise the board as the company explores and evaluates potential strategic alternatives.

There is no defined timeline for this strategic review and there can be no assurance that the review of strategic alternatives will result in any specific action or transaction

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)              Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 99.1 – Press Release, dated July 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Gary Binkoski
Name: Gary Binkoski
Title: Interim Chief Financial Officer

Dated:  July 21, 2011

EXHIBIT INDEX

Exhibit 99.1 - Press Release, dated July 20, 2011, issued by the Company announcing that its Board of Directors has engaged the services of Cushman & Wakefield, the global commercial real estate advisory firm, to work with Rothschild and advise the board as the company explores and evaluates potential strategic alternatives